UNITEK HOLDINGS, INC.
SECOND AMENDMENT TO
LOAN AUTHORIZATION AGREEMENT

BMO Capital Markets Financing, Inc.
Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Loan Authorization Agreement dated as of September 25, 2007 (the Loan Authorization Agreement as the same may be amended, restated, amended and restated or otherwise modified from time to time, being referred to herein as the *"Loan Agreement"*), between the undersigned, Unitek Holdings, Inc., a Delaware corporation (the *"Company"*), and BMO Capital Markets Financing, Inc. (the *"Lender"*). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Company has requested that the Lender increase the amount of Maximum Credit and make certain other amendments to the Loan Agreement, and the Lender is willing to do so under the terms and conditions set forth in this agreement (herein, the *"Amendment"*).

SECTION 1. AMENDMENTS.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

1.1. The amount *"$28,000,000"* shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the amount *"$35,000,000"*.

1.2. Exhibit A of the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2. NEW NOTE.

In replacement for that certain Demand Note payable to the order of BMO Capital Markets Financing, Inc. dated as of March 24, 2008 in the principal amount of $28,000,000.00 (the *"Previous Note"*), the Company shall execute and deliver to the Lender a new demand note in the amount of $35,000,000.00, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the *"New Note"*) which shall be substituted for the Lender's Previous Note and shall evidence the loans outstanding to the Lender. All references in the Loan Agreement and in any other Loan Document to the Previous Note shall be deemed references to the New Note. The Lender shall return the Previous Note to the Company.

SECTION 3. CONDITIONS PRECEDENT.

3.1. The Company and the Lender shall have executed and delivered this Amendment and the Lender shall have received the executed New Note.

3.2. The Lender shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Lender or its counsel may reasonably request.

3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

3.4. The Company shall have paid to the Lender an amendment fee in the amount of $17,500.

3.5. Sector Performance Fund, LP and SPF SBS LP shall each have executed and delivered to the Lender its Acknowledgement and Consent to this Amendment in the form set forth below and its Third Amendment to Guaranty.

SECTION 4. REPRESENTATIONS.

In order to induce the Lender to execute and deliver this Amendment, the Company hereby represents to the Lender that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date, and the Company is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5. MISCELLANEOUS.

5.1. Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York, without regard to the conflict of laws principles thereof.

[SIGNATURE PAGE TO FOLLOW]

This Second Amendment to Loan Authorization Agreement is entered into as of this 15 day of September, 2009.

UNITEK HOLDINGS, INC.

By:
Printed Name: David W. Knickel
Its: Vice President, ~~Chief Financial Officer~~ and Secretary

Accepted and agreed to this 15 day of September, 2009.

BMO CAPITAL MARKETS FINANCING, INC.

By: ____________________
Printed Name: ____________________
Its: ____________________

This Second Amendment to Loan Authorization Agreement is entered into as of this 15 day of September, 2009.

UNITEK HOLDINGS, INC.

By:
Printed Name: David W. Knickel
Its: Vice President, Chief Financial Officer and Secretary

Accepted and agreed to this 15 day of September, 2009.

BMO CAPITAL MARKETS FINANCING, INC.

By: ______________________
Printed Name: Brett M. Sanchez
Its: Vice President